================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): November 18, 1997

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                  333-27355                    13-3526694
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

     One New York Plaza                                             10292
     New York, New York                                           (Zip Code)
    (Address of Principal
     Executive Offices)

       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

================================================================================

Item 2.   Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Irwin Home Equity Corporation Trust 1997-2 (the "Trust") issued approximately $130,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1997-2 (the "Certificates"), on November 18, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of four classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "Class A-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates") and the Class A-4 Certificates (the "Class A-4 Certificates", and together with the Class A-1 Certificates, the Class A-2 Certificates, and the Class A-3 Certificates, the "Class A Certificates") and one class of subornidated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

The assets of the Trust will be primarily (i) a pool of home equity floating rate revolving credit line loans (the "HELOCs") and (ii) a pool of closed-end, fixed rate home equity loans (the "HELs", and together with the HELOCs, the
"Mortgage Loans") secured in either case by mortgages on residential one-to-four-family properties (the "Mortgaged Properties").

Interest distributions on the Class A Certificates are based on the applicable Certificate Principal Balance and the then applicable Pass-Through Rate. The Pass-Through Rate is adjustable for the Class A-1 Certificates, 6.425% for the Class A-2 Certificates, 6.420% for the Class A-3 Certificates and 6.770% for the Class A-4 Certificates (subject to certain step-up provisions).

The Class A-1 Certificates have an aggregate principal amount of $70,000,000, the Class A-2 Certificates have an aggregate principal amount of $24,500,000, the Class A-3 Certificates have an aggregate principal amount of $20,500,000 and the Class A-4 Certificates have an aggregate principal amount of $15,000,000.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated November 11, 1997 filed pursuant to Rule 424(b)(2) of the Act on December 1, 1997.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated October 30, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

          4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

          23.1  Consent  of  Coopers  &  Lybrand  L.L.P.   regarding   financial
statements of the MBIA Insurance Corporation and their report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED
                                        FINANCING CORPORATION
                                        As Depositor and on behalf of Irwin Home
                                        Equity Corporation Trust 1997-2


                                       By: /s/ Mary Alice Kohs
                                          --------------------------------------
                                          Name:  Mary Alice Kohs
                                          Title: Vice President

Dated:  December 1, 1997

                                  EXHIBIT INDEX

Exhibit No.         Description

    1.1 Underwriting Agreement, dated October 30, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

    4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Irwin Home Equity Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

    23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.